                                                           EXHIBIT NO. EX-99.o.2

                          DFA INVESTMENT TRUST COMPANY

                                POWER OF ATTORNEY

     The undersigned  officers and trustees of DFA INVESTMENT TRUST COMPANY (the
"Fund") hereby appoint DAVID G. BOOTH, REX A. SINQUEFIELD,  MICHAEL T. SCARDINA,
CATHERINE L. NEWELL AND VALERIE A. BROWN (with full power to any of them to act)
as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents  referred to below relating to a Registration  Statement under the
Securities Act of 1933 and/or the Investment Company Act of 1940,  including any and  all  amendments  thereto,  covering  the  registration  of  any  registered investment company for which any Series of the Fund serves as a master fund in a master  fund-feeder  fund  structure,  including  all  exhibits  and any and all documents  required  to be  filed  with  respect  thereto  with  any  regulatory authority.  Each of the  undersigned  grants  to each  of  said  attorneys  full authority to do every act necessary to be done in order to  effectuate  the same as fully,  to all intents and purposes,  as he could do if  personally  present, thereby ratifying all that said  attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and trustees hereby execute this Power of Attorney as of this 13th day of October, 2000.

/s/David G. Booth                                  /s/Rex A. Sinquefield
David G. Booth,                                    Rex A. Sinquefield, Chairman-
Chairman-Chief Executive                           Chief Investment Officer and
Officer, President and Trustee                     Trustee

/s/George M. Constantinides                        /s/John P. Gould
George M. Constantinides,                          John P. Gould, Trustee
Trustee

/s/Roger G. Ibbotson                               /s/Myron S. Scholes
Roger G. Ibbotson, Trustee                         Myron S. Scholes, Trustee

/s/Michael T. Scardina
Michael T. Scardina, Chief Financial
Officer, Treasurer and Vice President